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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                ----------------

                                OCTOBER 13, 1999
                        (Date of earliest event reported)


                             STARNET FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     33-13627                  75-2168244
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
incorporation or organization)                               identification no.)


                          17000 PRESTON ROAD, SUITE 350
                    (Address of principal executive offices)


                                  972-239-2939
                         (Registrant's telephone number,
                              including area code)

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

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

          (b)     Pro Forma Financial Information.

                  The appropriate financial information relating to the acquisition reported on November 17, 1999, is filed herewith.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SARKIS CAPITAL, INC.


Dated: December 9, 1999                             By: /s/ Michael J. Gulinson
                                                       ------------------------
                                                       Michael J. Gulinson,
                                                       Chief Financial Officer

               PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


In October, 1999, StarNet Financial, Inc. (the "Company") acquired all of the outstanding capital stock of Residential Lenders, Inc., a Florida Corporation ("RLI") and certain assets, liabilities, and ongoing operations of Occidental Mortgage Corporation ("OMC"), a California Corporation.

The unaudited pro forma condensed combined financial information set forth below have been prepared to illustrate the effect of the transactions on the current Balance Sheet of the Company, and the results of operations of the combined companies had the transactions been consummated as of April 1, 1998. The pro forma adjustments do not anticipate any synergies that are expected to result from the transactions.

Pro forma Statements of Operation are presented for the fiscal year ended March 31, 1999 and for the interim period ended September 30, 1999. For the fiscal year, information presented is for Sarkis Capital, Inc., predecessor to StarNet Financial, Inc. The separate results of operation utilized in the pro forma information for RLI and OMC are for their fiscal years ended December 31, 1998, and for the interim period from January 1 through June 30, 1999.

The pro forma financial information does not purport to be indicative of the results of operations or financial position of the Company which would have actually been obtained had the transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future.

A preliminary allocation of the purchase prices has been made to major categories of assets and liabilities in the pro forma financial information based on available information. The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions which the Company believes to be reasonable. Consequently, the amounts reflected in the pro forma information are subject to change, and the final amounts may differ substantially.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1999

                                                             Historical (Unaudited)
                                                 --------------------------------------------
                                                                                  Occidental       Pro Forma
                                                    StarNet        Residential     Mortgage       Adjustments
                                                 Financial, Inc.  Lenders, Inc.   Corporation        RLI
                                                 ---------------  -------------   -----------        ---
ASSETS

Cash                                                1,696,247       36,702            49,051      (212,402)(a),(b)
Mortgage Loans Held for Sale                        5,679,149                     17,601,016
Accounts Receivable                                 1,345,670       16,808            40,561       (16,443)(b)

Property and Equipment, Net                           161,340        6,780           254,877        12,020(a)

Investment Property                                   300,000
Goodwill, Net                                         535,106                                      494,652(a)
Organization Costs, Net                               196,555
Purchase Value of Loans in Process                                                                  12,000(a)
Covenants Not To Compete                                                                            50,000(a)
Purch Val of Internet Brand, etc                                                                    50,000(a)

     Total Assets                                   9,914,067       60,290        17,945,505       389,827


LIABILITIES & STOCKHOLDERS' EQUITY

Liabilities

Advances under Warehouse Lines of Credit            5,679,149                     17,767,794
Accounts Payable                                      669,538          117
Accrued Expenses                                      416,513        3,837                          (3,837)(b)
Funds Held on Account for Others                      103,825                         71,857
Note Payable                                                                                       200,000(a)
Est Future Purchase Price Payable

     Total Liabilities                              6,869,025        3,954        17,839,651       196,163

Stockholder's Equity

Preferred Stock                                            --
Common Stock                                          146,265       10,000                          (7,500)(a),(c)
Additional Paid In Capital                          4,121,281       46,336                         201,164(a),(c)
Subscriptions Receivable on Common Share             (186,000)
Retained Earnings                                  (1,036,505)
Net Assets Acquired - Historical                           --                        105,854

     Total Stockholder's Equity                     3,045,042       56,336           105,854      193,664

     Total Liabilities & Stockholders' Equity       9,914,067       60,290        17,945,505      389,827


                                                   Pro Forma
                                                  Adjustments           Pro Forma
                                                      OMC                Combined
                                                      ---                --------
ASSETS

Cash                                                                     1,569,599
Mortgage Loans Held for Sale                                            23,280,165
Accounts Receivable                                                      1,386,595

Property and Equipment, Net                                                435,017

Investment Property                                                        300,000
Goodwill, Net                                       1,069,146(d)         2,098,903
Organization Costs, Net                                                    196,555
Purchase Value of Loans in Process                    350,000(d)           362,000
Covenants Not To Compete                               40,000(d)            90,000
Purch Val of Internet Brand, etc                                            50,000

     Total Assets                                   1,459,146           29,768,834


LIABILITIES & STOCKHOLDERS' EQUITY

Liabilities

Advances under Warehouse Lines of Credit                                23,446,943
Accounts Payable                                                           669,655
Accrued Expenses                                                           416,513
Funds Held on Account for Others                                           175,682
Note Payable                                        365,000(d)             565,000
Est Future Purchase Price Payable                 1,200,000(d)           1,200,000

     Total Liabilities                            1,565,000             26,473,793

Stockholder's Equity

Preferred Stock                                                                 --
Common Stock                                                               148,765
Additional Paid In Capital                                               4,368,781
Subscriptions Receivable on Common Share                                  (186,000)
Retained Earnings                                                       (1,036,505)
Net Assets Acquired - Historical                   (105,854)(d)                 --

     Total Stockholder's Equity                    (105,854)             3,295,042

     Total Liabilities & Stockholders' Equity     1,459,146             29,768,834

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED SEPTEMBER 30, 1999

                                                        Historical (Unaudited)
                                           --------------------------------------------
                                                                            Occidental     Pro Forma     Pro Forma
                                               StarNet       Residential     Mortgage     Adjustments   Adjustments        Pro Forma
                                           Financial, Inc.  Lenders, Inc.   Corporation       RLI          OMC             Combined
                                           ---------------  -------------   -----------       ---          ---             --------
Gross Revenue                                  958,305        483,001        2,433,462                                    3,874,768

Expenses:

Salaries & Benefits                          1,193,220        319,230        2,132,478                                    3,644,928
Travel & Entertainment                          56,349         11,142           85,297                                      152,788
Office Occupancy Expenses                      208,895         81,881          468,607                                      759,383
Advertising, Dues, & Business Promotion         45,386         20,277           48,408                                      114,071
Loan Processing Expenses                       117,796         55,504          235,300                                      408,601
Consulting & Contract Services                 120,533                         306,475                                      427,008
Legal & Professional Services                   20,831          1,750           58,558                                       81,139
Insurance                                       19,710             11                                                        19,721
Investment Property Expenses                     4,558                                                                        4,558
Interest                                        57,960                                                                       57,960
Depreciation & Amortization                     52,672                           2,476        29,866(f)     33,395(f)       118,410
Other Expense                                   51,647          4,761           70,206                                      126,614

     Total Expenses                          1,949,557        494,557        3,407,805        29,866        33,395        5,915,180

Net Income From Operations                    (991,252)       (11,555)        (974,343)      (29,866)      (33,395)      (2,040,412)

Provision for Income Taxes                          --                              --                                           --

Net Income                                    (991,252)       (11,555)        (974,343)      (29,866)      (33,395)      (2,040,412)

 Pro Forma Net Income Per Share
      Basic                                      (0.21)
      Diluted                                    (0.21)(g)

 Pro Forma Weighted Average Common Shares Outstanding
      Basic                                  9,753,980
      Diluted                                9,753,980(g)


See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                            YEAR ENDED MARCH 31, 1999

                                                        Historical
                                     ----------------------------------------------
                                                                         Occidental     Pro Forma      Pro Forma
                                          StarNet       Residential       Mortgage     Adjustments    Adjustments     Pro Forma
                                     Financial, Inc.(1) Lenders, Inc.   Corporation        RLI            OMC          Combined
                                     ------------------ -------------   -----------        ---            ---          --------
Gross Revenue                                            1,362,331       6,859,166      (12,000)(e)   (350,000)(e)    7,859,497

Expenses:

Salaries & Benefits                                        935,433       4,032,210                                    4,967,643
Travel & Entertainment                                                      82,707                                       82,707
Office Occupancy Expenses                                                  734,755                                      734,755
Advertising, Dues, & Business Promotion                                     75,075                                       75,075
Loan Processing Expenses                                                   677,867                                      677,867
Consulting & Contract Services                                             471,662                                      471,662
Legal & Professional Services                                               31,513                                       31,513
Insurance                                                                   34,937                                       34,937
Investment Property Expenses                                                                                                 --
Interest                                                                    22,397                                       22,397
Depreciation & Amortization                                 10,308          79,051       59,733(f)      66,791(f)       215,882
Other Expense                                 554          314,537         207,482                                      522,573

     Total Expenses                           554        1,260,278       6,449,655       59,733         66,791        7,837,011

Net Income From Operations                   (554)         102,053         409,511      (71,733)      (416,791)          22,486

Provision for Income Taxes                     --           19,076          19,000                                       38,076

Net Income                                   (554)          82,977         390,511      (71,733)      (416,791)         (15,590)


(1) Information presented is for Sarkis Capital, Inc., predecessor to StarNet Financial, Inc.

 Pro Forma Net Income Per Share
      Basic                                 (0.01)
      Diluted                               (0.01)(g)


 Pro Forma Weighted Average Common Shares Outstanding
      Basic                             1,750,000
      Diluted                           1,750,000(g)


See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(a) The estimated purchase price and preliminary adjustments to historical book value of RLI as a result of the acquisition by the Company are as follows:

                  Purchase Price:
                           Cash                                        175,700
                           Note Payable                                200,000
                           Common Stock, 250,000 shares                250,000
                                                                       -------
                                                                       625,700

                  Historical Book Value of Net Assets Acquired           7,028

                  Purch Price in Excess of Net Assets Acquired         618,672


                  Preliminary Allocation of Purchase
                  Price in Excess of Net Assets Acquired:

                           Adjustment to Est. Fair Value of
                           Property & Equipment                         12,020
                           Purchase Value of Loans in Process           12,000
                           Covenants Not to Compete                     50,000
                           Value of Internet Brand, etc.                50,000
                           Goodwill                                    494,652
                                                                       -------
                                                                       618,672

The purchase value of loans in process is the estimated gain after expenses related to loan applications received prior to the transaction but estimated to close subsequent to it. Certain principals associated with RLI, as part of the acquisition, executed employment agreements containing covenants not to compete with the Company in the event of termination of their employment. RLI has and will continue to operate an Internet web site from which it derives a significant volume of its business. It has in place agreements with Internet presence and content providers for banner displays and links to its own web site. It has as a result established a "brand awareness" with potential customers.

(b) Certain assets and liabilities of RLI were excluded from the transaction, including cash, a receivable from a related party and certain liabilities incurred prior to the effective date of the transaction.

(c) Common stock of the Company issued in connection with the RLI transaction was valued at $1.00 per share, consistent with the price obtained in a private placement of the Company's stock, which concluded in September, 1999.

(d) The estimated purchase price and preliminary adjustments to historical book value of assets of OMC as a result of their acquisition by the Company are as follows:

                  Purchase Price:
                  Note Payable                                         365,000
                  Est. Contingent Purch Price                        1,200,000
                                                                     ---------
                                                                     1,565,000

                  Historical Book Value of Net Assets Acquired         105,854

                  Purch Price in Excess of Net Assets Acquired       1,459,146


                  Preliminary Allocation of Purchase
                  Price in Excess of Net Assets Acquired:

                           Purchase Value of Loans in Process          350,000
                           Covenant Not to Compete                      40,000
                           Goodwill                                  1,069,146
                                                                     ---------
                                                                     1,459,146

A portion of the purchase price for the OMC assets is based upon the volume of loans which are funded by the operation in the four months subsequent to the acquisition. The amount of this contingent consideration has been estimated in the pro forma information.

The purchase value of loans in process is the estimated gain after expenses related to loan applications received prior to the transaction but estimated to close subsequent to it. A principal associated with OMC, as part of the transaction, executed an employment agreement containing covenants not to compete with the Company in event of termination of his employment.

Also in connection with this transaction, the Company issued options to OMC to purchase 300,000 shares of common stock of the Company. The exercise price of the options is consistent with the price obtained in a private placement of the stock of the Company, which concluded in September, 1999. Therefore, the Company does not deem the issuance of the options as additional purchase price paid for the assets of OMC.

(e) Loans in Process substantially close and sell to permanent investors in thirty to sixty days from the time a loan application is received from a customer and/or third party organization. Therefore, purchase price attributed to Loans in Process is fully amortized within the fiscal year for which the pro forma financial statements are presented. Such charges do not recur in subsequent periods.

(f) The amortization of other intangible assets associated with the transactions is reflected as if such assets were recorded as of the beginning of the fiscal year presented and are amortized as follows:

                Covenants Not to Compete - Two years (RLI) and three years (OMC)

                Internet Brand - Five years

                Goodwill - Twenty years

(g) As stated above, options to purchase 300,000 shares of the common stock of the Company were issued in connection with the OMC transaction. Such options were not included in the computation of diluted earnings per share because the options had an anti-dilutive effect on earnings per share.